Third Quarter 2025 Earnings Presentation Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures 2 Certain statements in this press release which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements about future financial performance of Stellar Bancorp, Inc. (the “Company”), operating results, plans, business and growth strategies, objectives, expectations and intentions, and other statements that are not historical facts, including projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “scheduled,” “plans,” “intends,” “projects,” “anticipates,” “expects,” “believes,” “estimates,” “potential,” “would,” or “continue” or negatives of such terms or other comparable terminology. All forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company. Such factors include, among others: changes in the interest rate environment, the value of the Company’s assets and obligations and the availability of capital and liquidity; general competitive, economic, political and market conditions; and other factors that may affect future results of the Company including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; disruptions to the economy and the U.S. banking system; risks associated with uninsured deposits and responsive measures by federal or state governments or banking regulators; legislative changes, executive orders, regulatory actions and reforms of the Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation and Texas Department of Banking. Additional factors which could affect the Company’s future results can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at www.sec.gov. We disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. GAAP Reconciliation of Non-GAAP Financial Measures The Company’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance. The Company believes that these non- GAAP financial measures provide meaningful supplemental information regarding its performance and that management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance and when planning, forecasting, analyzing and comparing past, present and future periods. Specifically, the Company reviews pre-tax, pre-provision income, pre-tax pre-provision ROAA, tangible book value per share, return on average tangible equity, tangible equity to tangible assets and net interest margin (tax equivalent) excluding PAA for internal planning and forecasting purposes. The Company has included in this earnings release information relating to these non-GAAP financial measures for the applicable periods presented. These non-GAAP measures should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures may differ from that of other companies reporting measures with similar names.

Houston's Largest Regionally Focused Bank

- **Valuable franchise in one of the best markets in the U.S.**
  - 6th in deposit market share for Houston region[(1)(2)]
  - 1st in deposit market share for Texas-based banks in the Houston region[(1)(2)]
  - 9th in deposit market share for Texas-based banks in the State of Texas[(1)]
  - Noninterest-bearing deposits to total deposits of 36.4% at September 30, 2025
- **Strong core earnings power and capital position for third quarter 2025**
  - Net interest margin (tax equivalent) of 4.20%
  - Net interest margin (tax equivalent) excluding purchase accounting adjustments of 4.00%[(3)]
  - Total capital ratio (to risk weighted-assets) of 16.33%

	9/30/2025	6/30/2025
	(Dollars in thousands)	
Total assets	$10,628,113	$10,493,010
Total loans	7,167,857	7,287,347
Total deposits	8,817,463	8,673,614
Total loans to total deposits	81.29%	84.02%
Net interest margin (tax equivalent)	4.20%	4.18%
Net interest margin (tax equivalent) excluding PAA[(3)]	4.00%	3.95%
Noninterest-bearing deposits to total deposits	36.42%	36.71%
Estimated Total capital ratio (to risk-weighted assets)	16.33%	15.98%

Banking Centers



DALLAS
Walnut Hill Ln
Lovers Ln
Dallas North Tollway
Huntsville
Willis
Conroe
The Woodlands
Hempstead
Cypress
Humble
Dayton
HOUSTON
Sealy
Katy
Baytown
Anahuac
Pasadena
Sugar Land
Rosenberg
League City
Wharton
Boling
Woodville
Jasper
Newton
Kirbyville
Buna
Silsbee
Lumberton
BEAUMONT
Nederland
Orange
Port Arthur

Banking Centers

(1) Deposit market share based on FDIC data as of June 30, 2025.
(2) Houston Region defined as the Houston-Pasadena-The Woodlands and Beaumont-Port Arthur MSAs; Excludes non-retail branches.
(3) Purchase accounting accretion ("PAA"). Refer to the calculation of this non-GAAP financial measure and a reconciliation to its most directly comparable GAAP financial measure in the appendix.

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3

$177.0 $31.6 $24.6 $12.9 $10.3 $8.4 $8.0 $7.5 $5.9 $5.7 $5.0 $3.7 $3.2 $3.2 $3.1 $2.4 $2.4 $2.3 JPMorgan Wells Fargo BofA Zions PNC Frost Cadence Woodforest Prosperity Capital One Third Coast Truist Comerica East West Texas Capital Regions BOK Focused on Serving the Houston Region 4 Stellar Houston Percent of Houston Total Assets Region(1) Company Region Market Name ($B) Deposits ($B) Deposits (%) Share (%) JPMorgan 4,552 177.0 6.9 50.1 Wells Fargo 1,981 31.6 2.4 8.9 BofA 3,441 24.6 1.2 7.0 Zions 89 12.9 17.5 3.7 PNC 559 10.3 2.4 2.9 Stellar 10 8.4 96.9 2.4 Frost 51 8.0 19.2 2.3 Cadence 50 7.5 18.4 2.1 Woodforest 10 5.9 71.4 1.7 Prosperity 38 5.7 20.9 1.6 Capital One 659 5.0 1.1 1.4 Third Coast 5 3.7 86.6 1.0 Truist 544 3.2 0.8 0.9 Comerica 78 3.2 5.3 0.9 East West 78 3.1 4.8 0.9 Texas Capital 32 2.4 9.3 0.7 Regions 159 2.4 1.8 0.7 BOK 51 2.3 5.9 0.6 Houston Region Market Share(1) Note: Deposit market share based on FDIC data as of June 30, 2025. 1) Houston Region defined as the Houston-Pasadena-The Woodlands and Beaumont-Port Arthur MSAs; Excludes non-retail branches. Source: S&P Capital IQ Pro Deposits (dollars in billions)

Third Quarter 2025 Highlights

- ✓ *Strong Net Interest Margin:* Tax equivalent net interest margin for the third quarter of 2025 was 4.20% compared to 4.18% for the second quarter of 2025. The tax equivalent net interest margin, excluding PAA, was 4.00%(1) for the third quarter of 2025 compared to 3.95%(1) for the second quarter of 2025.
- ✓ *Solid Profitability:* Net income for the third quarter of 2025 was $25.7 million, or diluted earnings per share of $0.50, which translated into an annualized return on average assets of 0.97%, an annualized return on average equity of 6.30% and an annualized return on average tangible equity of 11.45%(1).
- ✓ *Strong Capital Position and Book Value Build:* Total risk-based capital ratio increased to 16.33% at September 30, 2025 from 15.98% at June 30, 2025, while book value per share increased to $32.27 at September 30, 2025 from $31.20 at June 30, 2025 and tangible book value per share increased to $21.08(1) at September 30, 2025 from $19.94(1) at June 30, 2025.
- ✓ *Paydown of Subordinated Debt:* On October 1, 2025, the Company completed the previously announced redemption of $30 million of its $60 million of subordinated debt outstanding as of September 30, 2025.

Tangible Book Value Per Share(1)



$14.02
$17.02
$19.05
$21.08
12/31/2022
12/31/2023
12/31/2024
9/30/2025

Total Capital Ratio



12.39%
14.02%
16.00%
16.33%
12/31/2022
12/31/2023
12/31/2024
9/30/2025

(1) Refer to the calculation of these non-GAAP financial measures and a reconciliation to their most directly comparable GAAP financial measures in the appendix. The calculation of return on average tangible equity has been adjusted from prior period disclosures.

stellar BANCORP, INC. 5

Deposit Summary 6 Deposit Portfolio Composition Deposits (in millions)(1) Maintaining Discipline Navigating Competitive Deposit Market As of September 30, 2025: • Noninterest-bearing deposits to total deposits: 36.4% • Cost of deposits: 1.96% • Cost of funds: 2.01% • Loan to deposit ratio: 81.29% • Brokered deposits: $150.2 million at September 30, 2025 down from $163.2 million at June 30, 2025 . (1) (1) Other includes changes in IB Demand and MMDA & Sav. deposits. Q3 2025 Q2 2025 Noninterest-bearing ("NIB") 3,210,948$ 3,183,693$ Interest-bearing demand ("IB Demand") 1,960,857 1,941,156 Money market and savings ("MMDA & Sav.") 2,489,169 2,393,767 Certificates and other time ("CD's") 1,156,489 1,154,998 Total deposits 8,817,463$ 8,673,614$ (Dollars in thousands) NIB 36.4% IB Demand 22.3% MMDA & Sav. 28.2% CD's 13.1% $8,674 $27 $1 $115 $8,817 6/30/2025 Change in NIB Change in CD's Change in Other 9/30/2025

Loan Summary

Loan Portfolio Composition

	Q3 2025	Q2 2025
	(In thousands)	
Commercial and Industrial ("C&I")	$ 1,332,795	$ 1,346,744
Nonowner-occupied Commercial Real Estate ("NOO CRE")	1,513,338	1,579,848
Owner-occupied CRE ("OO CRE")	1,782,405	1,805,487
Multifamily Real Estate ("MF")	437,550	455,646
Total Commercial Real Estate	3,733,293	3,840,981
CRE Construction & Development ("CRE C&D")	753,381	762,911
1-4 Family Residential ("1-4 Family")	1,142,614	1,126,523
Residential Construction ("Resi. C&D")	121,197	137,855
Consumer and other ("Other")	84,577	72,333
Total	$ 7,167,857	$ 7,287,347


C&I
18.6%
1-4 Family
15.9%
MF
6.1%
Resi. C&D
1.7%
Other
1.2%
CRE C&D
10.5%
NOO CRE
21.1%
OO CRE
24.9%

	Q3 2025				Q2 2025			
	Average Outstanding Balance	Interest Earned	Average Yield	Excl. PAA[(1)]	Average Outstanding Balance	Interest Earned	Average Yield	Excl. PAA[(1)]
	(Dollars in thousands)							
Interest-Earning Assets:								
Loans	$ 7,228,778	$ 122,557	6.73%	6.46%	$ 7,282,609	$ 121,814	6.71%	6.41%
Securities	1,790,897	17,086	3.79%		1,729,384	16,103	3.73%	
Deposits in other financial institutions	505,342	5,770	4.53%		436,596	4,782	4.39%	
Total interest-earning assets	$ 9,525,017	$ 145,413	6.06%	5.86%	$ 9,448,589	$ 142,699	6.06%	5.83%

(1) Refer to the calculation of these non-GAAP financial measures and a reconciliation to their most directly comparable GAAP financial measures in the appendix.

stellar BANCORP, INC. 7

CRE and Office Detail: Q3 2025

CRE (incl. multifamily) by Property Type



Healthcare 2.8%
Other 15.3%
Retail 15.7%
Church 3.5%
Auto Sales / Repair 3.2%
Office 10.3%
Restaurant / Bar 4.0%
Warehouse 15.6%
Hotel / Motel 2.5%
Multi-family 11.7%
C-Store 10.4%
Industrial 5.0%

CRE - Office



Non-owner occupied 56.2%
Owner-occupied 43.8%

(Dollars in thousands)

Property Type	Balance	Average Loan Size	% of Total
Retail	$ 586,164	$ 1,266	15.7%
Warehouse	582,559	797	15.6%
Multi-family	437,550	2,145	11.7%
Convenience Store ("C-Store")	388,543	1,340	10.4%
Office	382,291	798	10.3%
Industrial	184,939	1,796	5.0%
Restaurant / Bar	149,352	1,059	4.0%
Church	131,713	948	3.5%
Auto Sales / Repair	119,922	674	3.2%
Healthcare	105,093	1,106	2.8%
Hotel / Motel	94,704	3,266	2.5%
Other	570,463	1,199	15.3%
Total	$ 3,733,293	1,122	100.0%

(Dollars in thousands)

CRE - Office - Collateral Type	Number	Balance	% of Total	Average Loan Size
Multi-Story Office Building	127	$ 216,488	55.8%	$ 1,705
Single Story Office Building	284	122,822	32.4%	432
Flex Office Space	68	42,981	11.8%	632
Total	479	$ 382,291	100.0%	798

(Dollars in thousands)

CRE - Office - Maturity	Number	Balance	% of Total	Average Loan Size
0 - 12 months	86	$ 51,733	13.5%	$ 602
13 - 24 months	95	112,461	29.4%	1,184
25 - 36 months	36	21,372	5.6%	594
37 - 48 months	23	15,217	4.0%	662
49 + months	239	181,508	47.5%	759
Total	479	$ 382,291	100.0%	798

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Loans – Repricing and Maturity: Q3 2025

	Repricing Term							
	3 Months or Less	3-12 Months	1-3 Years	3-5 Years	5-10 Years	10-15 Years	Over 15 Years	Total
	(Dollars in thousands)							
Commercial and industrial	$ 724,406	$ 104,006	$ 210,094	$ 206,068	$ 60,201	$ 28,020	$ -	$ 1,332,795
Real Estate:								
Commercial real estate (including multi-family residential)	964,217	505,609	1,403,064	479,667	217,660	148,323	14,753	3,733,293
Commercial real estate construction and land development	415,545	96,826	136,249	83,362	10,685	10,714	-	753,381
1-4 family residential (including home equity)	109,946	122,184	248,238	279,033	79,263	25,335	278,615	1,142,614
Residential construction	69,106	13,705	2,095	12,411	23,671	209	-	121,197
Consumer and other	24,949	31,947	13,089	12,468	2,114	-	10	84,577
Total Loans	$ 2,308,169	$ 874,277	$ 2,012,829	$ 1,073,009	$ 393,594	$ 212,601	$ 293,378	$ 7,167,857
% Total Loans	*32.20%*	*12.20%*	*28.08%*	*14.97%*	*5.49%*	*2.97%*	*4.09%*	*100.00%*
Wtg Avg Rate	*7.98%*	*6.19%*	*5.75%*	*7.24%*	*5.56%*	*5.17%*	*5.59%*	*6.31%*

	Rate Structure			
	Floating Rate	Variable Rate	Fixed Rate	Total
	(In thousands)			
Commercial and industrial	$ 526,351	$ 255,963	$ 550,481	$ 1,332,795
Real Estate:				
Commercial real estate construction and land development	629,598	1,137,939	1,965,756	3,733,293
Commercial real estate (including multi-family residential)	259,047	164,752	329,582	753,381
1-4 family residential (including home equity)	70,022	342,586	730,006	1,142,614
Residential construction	63,903	34,702	22,592	121,197
Consumer and other	14,757	-	69,820	84,577
Total Loans	$ 1,563,678	$ 1,935,942	$ 3,668,237	$ 7,167,857



Floating-21.82%
WA Rate-8.41%
Variable-27.01%
WA Rate-6.54%
Fixed-51.18%
WA Rate-6.08%

(1) Rates are as of September 30, 2025 and do not include purchase accounting accretion or fee income on loans.

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9

CRE Construction and Development: Q3 2025



Retail
4.2%
Other
12.5%
Commercial
Development
1.0%
Land -
Residential Lot
8.4%
Residential
Subdivision
2.4%
Multi-family -
Market Rate
8.6%
Multi-family -
CD
17.8%
Warehouse
8.5%
Land -
Commercial
36.6%

CRE Construction Lending Highlights

- Total committed exposure for CRE construction loans was $1.23 billion at September 30, 2025 and $1.24 billion at June 30, 2025.
- The largest category of CRE construction loans was Land – Commercial at $276.1 million outstanding, or 36.6%, of CRE construction loans at September 30, 2025.
- Owner-occupied CRE construction loans were 16.8% of CRE construction loans at September 30, 2025.

Loan Type	Q3 2025			Q2 2025		
	Number	Balance	Average Loan Size	Number	Balance	Average Loan Size
		(Dollars in thousands)			(Dollars in thousands)	
Land - Commercial[(1)]	366	$ 276,051	$ 754	391	$ 280,812	$ 718
Multi-family - CD[(2)]	14	134,217	9,587	15	137,320	9,155
Other	87	93,700	1,077	87	92,540	1,064
Multi-family - Market Rate	8	64,948	8,119	9	62,518	6,946
Warehouse	28	63,877	2,281	30	71,448	2,382
Land - Residential Lot	210	63,182	301	215	47,969	223
Retail	15	31,601	2,107	13	37,384	2,876
Commercial Development	7	7,704	1,101	6	12,134	2,022
Residential Subdivision	8	18,101	2,263	9	20,786	2,310
Total	743	$ 753,381	1,014	775	$ 762,911	984

(1) Includes loans that are secured by commercial properties that are in some stage of construction, land with improvements but valued as and only with intent to remove and construct new structures in the future and raw land.
(2) Multi-family community development loans ("Multi-family - CD").

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Asset Quality Summary 11 Nonperforming Loans by Type (1) Combined represents the simple addition of legacy balances for 2022; estimated.  Nonperforming loans to total loans: • 0.65% at September 30, 2025 compared to 0.69% as of June 30, 2025  Allowance for credit losses on loans to nonperforming loans: • 170.65% at September 30, 2025 compared to 164.67% as of June 30, 2025  Allowance for credit losses on loans: • $78.9 million, or 1.10% of total loans, at September 30, 2025, compared to $83.2 million, or 1.14% of total loans, as of June 30, 2025 Q3 2025 Q2 2025 Total nonperforming loans 46,250$ 50,505$ Nonperforming loans to total loans 0.65% 0.69% Total nonperforming assets 54,189$ 58,157$ 0.51% 0.55% Net charge-offs (recoveries) 3,323$ 206$ 0.18% 0.01% (Dollars in thousands) Nonperforming assets to total assets Net charge-offs to average loans (annualized) Nonaccrual Loans with No Related Allowance Nonaccrual Loans with Related Allowance Total Nonaccrual Loans Commercial and industrial 2,387$ 3,207$ 5,594$ Commercial real estate (including multi-family residential) 15,388 9,768 25,156 Commercial real estate construction and land development 2,622 277 2,899 1-4 family residential (including equity) 8,997 3,086 12,083 Residential construction 457 — 457 Consumer and other — 61 61 Total 29,851$ 16,399$ 46,250$ (In thousands) C&I 12.1% Other 1.1% CRE 54.4% CRE C&D 6.3% 1-4 Family 26.1%

Regulatory Capital Ratios 12 (1) Refer to the calculation of this non-GAAP financial measure and a reconciliation to its most directly comparable GAAP financial measure in the appendix. Minimum Required Plus Capital Conservation Buffer Consolidated Capital Ratios Estimated Total Capital Ratio (to risk-weighted assets) 16.33% 15.98% 10.50% Estimated Common Equity Tier 1 Capital Ratio (to risk-weighted assets) 14.43% 14.06% 7.00% Estimated Tier 1 Capital Ratio (to risk-weighted assets) 14.55% 14.18% 8.50% Estimated Tier 1 Leverage Ratio (to average tangible assets) 11.60% 11.44% 4.00% Tangible Equity to Tangible Assets (1) 10.74% 10.34% N/A Bank Capital Ratios Estimated Total Capital Ratio (to risk-weighted assets) 15.45% 15.39% 10.50% Estimated Common Equity Tier 1 Capital Ratio (to risk-weighted assets) 14.27% 14.18% 7.00% Estimated Tier 1 Capital Ratio (to risk-weighted assets) 14.27% 14.18% 8.50% Estimated Tier 1 Leverage Ratio (to average tangible assets) 11.37% 11.44% 4.00% September 30, 2025 June 30, 2025

13 Key Takeaways Excellent core funding profile Strong earnings power and franchise value in one of the best markets in the U.S. Key success factors: Credit performance and risk management Significant financial flexibility Positioned for continued strong internal capital generation

Diverse and Strong Markets of Operation

Greater Houston Market

- Houston's **GDP has grown at a 2.3% CAGR since '18**
- Houston has the **3rd lowest cost of living** out of the top 20 most populous U.S. metro areas
- **23rd** largest economy in the world – if ranked as a country
  - Ranked as the nation's **4th most populous city**
- Port Houston is the busiest Gulf Coast container port, the Houston Ship Channel is **#1** ranked U.S. port in total foreign and domestic waterborne tonnage
- Houston is home to the Texas Medical Center, the world's largest medical complex, which has over 10 million annual patient encounters
- Business friendly: 26 Fortune 500 companies call Houston home
- Major business clusters in Beaumont-Port Arthur area include chemical and petroleum manufacturing, materials manufacturing and transportation

Houston is Diverse, with Significant Economic Tailwinds

Population Change ('20-'25)	**Houston MSA: 7.7%** **Texas: 7.2% / U.S: 1.9%**
Median Household Income ('25)	**Houston MSA: $78,845** **Texas: $76,585 / U.S: $78,770**
Significant Deposit Share	**Stellar has over $8.4 billion in deposits in the Houston region[1]**

Top 10 Bank by Deposits in Houston Region[1] ($B)



JP Morgan
$177.0
Wells Fargo
$31.6
BofA
$24.6
Zions
$12.9
PNC
$10.3
Stellar
$8.4
Frost
$8.0
Cadence
$7.5
Woodforest
$5.9
Prosperity
$5.7
Houston HQ Bank

Est. Population Growth '25-'30



6.1%
5.6%
2.4%
Houston MSA
Texas
USA

Est. Number of Households Growth '25-'30



6.4%
6.0%
2.7%
Houston MSA
Texas
USA

Note: Deposit market share based on FDIC data as of June 30, 2025.
1) Houston Region defined as the Houston-Pasadena-The Woodlands and Beaumont-Port Arthur MSAs; Excludes non-retail branches.
Source: S&P Capital IQ Pro, Houston.org, IMF, and Texas Medical Center.

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2.0 3.0 4.0 5.0 6.0 7.0 2.0 2.5 3.0 3.5 4.0 2007 2009 2011 2013 2015 2017 2019 2021 2023 2025 Houston is a Resilient Market 15  Since the Great Recession, Houston has proven its resiliency, weathering economic cycles and natural disasters − Houston welcomed 2.3 million new residents and created over 1.15 million jobs since 2007 Population (M ) O il Pr ic e D ec lin e G re at R ec es si on H ur ri ca ne I ke H ur ri ca ne H ar ve y C O VI D -1 9 Em pl oy m en t ( M ) Employment Population1) Data is preliminary as of August 2025 not seasonally adjusted, from the U.S. Bureau of Labor Statistics. Source: U.S. Bureau of Labor Statistics, Texas Workforce Commission.

197,171 0 50,000 100,000 150,000 200,000 250,000 N ew Y or k H ou st on D al la s M ia m i W as hi ng to n Ph oe ni x O rla nd o At la nt a C hi ca go Se at tle Houston’s Growth Projected to Continue 16 Source: S&P Capital IQ Pro; U.S. Census Bureau. 2010-2025 Population Change (%) Houston had the second highest net migration in 2024 10 most populated metros 2.44% -0.43% -2.55% 31.40% 30.06% 24.26% 9.36% New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. • Houston has seen tremendous growth over the past ten years, aided by the relocation of multiple Fortune 500 companies • The continued growth of the Houston metro will strengthen and diversify the greater economy, benefiting the businesses and constituents Houston added ~198,000 people by net migration in 2024, second only to New York

$94,960 $91,380 $86,627 $88,783 $78,845 $76,585 $78,770 New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. $850,000 $1,072,000 $350,000 $395,000 $314,900 $334,900 $418,284 New York Los Angeles Chicago Dallas Houston Texas U.S. 9.0x 11.7x 4.0x 4.4x 4.0x 4.4x 5.3x New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. Housing Market and Cost of Living 17 • Cost of living in Houston is 5.3% less than that of the U.S. market average while the median household income is in line with U.S. median • Houston is #1 in U.S. annual new home construction 20 25 M ed ia n H ou se ho ld In co m e 20 25 M ed ia n H om e Pr ic e (1) M ed ia n H om e P ri ce to H H I R at io (1) Home price shown for each respective city. Source: S&P Capital IQ Pro; Redfin (March 2025); Houston.org.

Appendix: Non-GAAP Reconciliation[1]

	Q3 2025	Q2 2025
	(Dollars in thousands)	
Total shareholders' equity	$ 1,653,138	$ 1,603,834
Less: Goodwill and core deposit intangibles, net	573,247	578,786
Tangible shareholders' equity	$ 1,079,891	$ 1,025,048
Shares outstanding at end of period	51,228	51,398
Tangible book value per share	**$ 21.08**	**$ 19.94**
Average shareholders'equity	$ 1,617,511	$ 1,595,540
Less: Average goodwill and core deposit intangibles, net	575,836	581,438
Average tangible shareholders'equity	$ 1,041,675	$ 1,014,102
Net income	$ 25,670	$ 26,352
Add:Core deposit amortization, net of tax	4,388	4,383
Adjusted net income	$ 30,058	$ 30,735
Return on average tangible equity[2][3]	**11.45%**	**12.16%**
Total assets	$ 10,628,113	$ 10,493,010
Less: Goodwill and core deposit intangibles, net	573,247	578,786
Tangible assets	$ 10,054,866	$ 9,914,224
Tangible equity to tangible assets	**10.74%**	**10.34%**
Net interest income (tax equivalent)	$ 100,739	$ 98,427
Less: Purchase accounting accretion	4,800	5,344
Adjusted net interest income (tax equivalent)	$ 95,939	$ 93,083
Average earning assets	$ 9,525,017	$ 9,448,589
Net interest margin (tax equivalent)[2]	4.20%	4.18%
Net interest margin (tax equivalent) excluding PAA[2]	**4.00%**	**3.95%**
Interest on loans, as reported	$ 122,557	$ 121,814
Less: Purchase accounting accretion	4,800	5,344
Interest on loans without loan accretion	$ 117,757	$ 116,470
Average loans	$ 7,228,778	$ 7,282,609
Loan yield, as reported	6.73%	6.71%
Loan yield, without loan accretion	**6.46%**	**6.41%**
Interest on interest-earning assets, as reported	$ 145,413	$ 142,699
Less: Purchase accounting accretion	4,800	5,344
Interest on interest-earnings assets without loan accretion	$ 140,613	$ 137,355
Average interest-earning assets	$ 9,525,017	$ 9,448,589
Yield on interest-earnings assets, as reported	6.06%	6.06%
Yield on interest-earnings assets, without loan accretion	**5.86%**	**5.83%**

(1) See the disclosure under the heading "GAAP Reconciliation of Non-GAAP Financial Measures" on slide 2 regarding the use of non-GAAP financial measures.
(2) Interim periods annualized.
(3) The calculation of return on average tangible equity has been adjusted from prior period disclosures. The periods presented above have been recalculated and disclosed under the same calculation.

stellar BANCORP, INC.
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19 NYSE: STEL